UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 12, 2006

Internap Network Services Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-27265	91-2145721
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

250 Williams Street, Atlanta, GA	30303
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (404) 302-9700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 12, 2006, Internap Network Services Corporation (the “Company”) furnished to its employees, via email, a copy of its press release dated October 12, 2006, together with a covering letter. This Form 8-K is being filed for the purpose of filing a copy of that communication, which is attached as Exhibit 99.1.

On October 12, 2006, the Company held a conference call with analysts and others announcing the Company’s definitive agreement to acquire VitalStream Holdings, Inc. This Form 8-K is being filed for the purpose of filing a copy of the transcript of such conference call, which is attached as Exhibit 99.2.

On October 13, 2006, the Company furnished to its employees, via email, a copy of Frequently Asked Questions dated October 13, 2006. This Form 8-K is being filed for the purpose of filing a copy of that communication, which is attached as Exhibit 99.3.

Item 9.01.   Financial Statements and Exhibits

Exhibit No.	Description

99.1	Email to employees issued by Internap, dated October 12, 2006
99.2	Transcript of the Company’s conference call on October 12, 2006 announcing the Company’s definitive agreement to acquire VitalStream Holdings, Inc.
99.3	Frequently Asked Questions dated October 13, 2006.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNAP NETWORK SERVICES CORPORATION
Date: October 13, 2006

By: /s/ David A. Buckel
David A. Buckel
Vice President and Chief Financial Officer

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